THE ALGER FUND

SUPPLEMENT DATED JULY 21, 1999 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1999

     The following supplements, and should be read immediately following the first paragraph in the section of The Alger Fund's Statement of Additional Information entitled "Waivers of Sales Charges":

          In addition, no initial sales charge will be imposed on purchases of Class A shares by members of a "qualified group". A qualified group is one which: (i) has been in existence for more than six months; (ii) was not organized for the purpose of buying shares of the Portfolios or making similar investments; and (iii) satisfies uniform criteria established by Alger Inc. that result in economy of sales effort or expense, such as a criterion that purchases be made through a central administration or through a single dealer. A qualified group does not include a group whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, clients of an investment adviser or a similar connection. Shares purchased by members of a qualified group will be subject to a CDSC of 1% if redeemed within one year of purchase.